UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

GENERAL MARITIME CORPORATION
(formerly Galileo Holding Corporation)
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66-0716485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
299 Park Avenue New York, New York 10171
(Address of Principal Executive Offices, Including Zip Code)
(212) 763-5600
(Registrant’s Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K is being filed for the purpose of providing a description of the common stock of General Maritime Corporation.  We may incorporate by reference the description of our common stock set forth below into future registration statement filings that we make under the Securities Act of 1933, as amended, in lieu of incorporation by reference of a description of the common stock contained in a registration statement filed under the Securities Exchange Act of 1934, as amended.

The following description of our common stock contains a summary of the material provisions of our amended and restated articles of incorporation and our amended and restated by-laws. Copies of our amended and restated certificate of incorporation and our amended and restated by-laws are attached to this current report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this current report on Form 8-K.

Description of Common Stock

Authorized Capitalization

Under our amended and restated articles of incorporation, our authorized capital stock consists of 140,000,000 shares of common stock, par value $0.01 per share and 10,000,000 shares of preferred stock.

Common Stock

Voting Rights

Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of shareholders, and will not be entitled to cumulate votes for the election of directors.  Election of directors will be by plurality of votes cast, and all other matters will be by a majority of the votes cast.  Except as required by law and by the terms of any series of preferred stock designated by the board of directors pursuant to our amended and restated articles of incorporation, our common stock has the exclusive right to vote for the election of directors and for all other purposes.  Our common stock votes together as a single class.

Dividends

Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of shares of common stock are entitled to receive, ratably, all dividends, if any, declared by our board of directors out of funds legally available for dividends.

Liquidation Rights

In the event of our liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to share ratably in all assets remaining after payment of all debts and liabilities, subject to the prior distribution rights of holders of shares of our preferred stock, if any are then outstanding.

Other Rights

Holders of our common stock do not have conversion, redemption, subscription, sinking fund or preemptive rights to subscribe to any of our securities. The rights, preferences and privileges of holders of our common stock are subject to the rights of the holders of any shares of our preferred stock which we may issue in the future.

Transfer Agent

The transfer agent for our common stock is Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services).

Listing

Our common stock is listed on the NYSE under the symbol “GMR.”

Preferred Stock

Our amended and restated articles of incorporation authorize our board of directors to establish one or more series of preferred stock and to determine, with respect to any series of preferred stock, the terms and rights of that series, including:

●	the designation of the series;

●	the number of shares of the series;

●	the voting rights, if any, of the holders of the series; and

●	the preferences and relative, participating, option or other special rights, if any, of the series, and any qualifications, limitations or restrictions applicable to such rights.

Limitations on Liability and Indemnification of Officers and Directors

Limitations on Liability

Under Marshall Islands law, directors and officers shall discharge their duties in good faith and with that degree of diligence, care and skill which ordinarily prudent people would exercise under similar circumstances in like positions.  In discharging their duties, directors and officers may rely upon financial statements of the corporation represented to them to be correct by the president or the officer having charge of its books or accounts or by independent accountants.

The Business Corporations Act of the Republic of the Marshall Islands, or the BCA, provides that the articles of incorporation of a Marshall Islands company may include a provision for the elimination or limitation of liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director:

●	for any breach of the director’s duty of loyalty to the corporation or its shareholders;

●	for acts or omissions not undertaken in good faith or which involve intentional misconduct or a knowing violation of law; or

●	for any transaction from which the director derived an improper personal benefit.

Our directors will not be personally liable to us or our shareholders for monetary damages for any breach of duty in such capacity, except that the liability of a director will not be eliminated or limited:

●	for any breach of the director’s duty of loyalty to the corporation or its shareholders;

●	for acts or omissions not undertaken in good faith or which involve intentional misconduct or a knowing violation of law; or

●	for any transaction from which the director derived an improper personal benefit.

Indemnification of Officers and Directors

Under the BCA, for actions not by or in the right of a Marshall Islands corporation, the corporation may indemnify any person who was or is a party to any threatened or pending action or proceeding by reason of the fact that such person is or was a director or officer of the corporation against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful.

In addition, under the BCA, in actions brought by or in right of a Marshall Islands corporation, any agent who is or is threatened to be made party can be indemnified for expenses (including attorney’s fees) actually and reasonably incurred in connection with the defense or settlement of the action if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification is not permitted with respect to any claims in which such person has been found liable for negligence or misconduct with respect to the corporation unless the appropriate court determines that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity.

We will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of us) by reason of the fact that such person is or was a director or officer of ours, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful.

We will also indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of us to procure judgment in our favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of (or in a similar capacity in respect of) another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney’s fees) actually and reasonably incurred by such person or in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests and except that no indemnification will be made in respect of any claim, issue or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The limitation of liability and indemnification provisions in our amended and restated bylaws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duties.  These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our shareholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Anti-takeover Effects of Certain Provisions of Our Amended and Restated Articles of Incorporation and Amended and Restated Bylaws

Several provisions of our amended and restated articles of incorporation and amended and restated bylaws, which are summarized below, may have anti-takeover effects. These provisions are intended to avoid costly takeover battles, lessen our vulnerability to a hostile change of control and enhance the ability of our board of directors to maximize shareholder value in connection with any unsolicited offer to acquire us. However, these anti-takeover provisions, which are summarized below, could also discourage, delay or prevent (1) the merger or acquisition of our company by means of a tender offer, a proxy contest or otherwise that a shareholder may consider in its best interest and (2) the removal of incumbent officers and directors.

Blank Check Preferred Stock

Under the terms of our amended and restated articles of incorporation, our board of directors has the authority, without any further vote or action by our shareholders, to authorize our issuance of up to 10,000,000 shares of blank check preferred stock. Our board of directors may issue shares of preferred stock on terms calculated to discourage, delay or prevent a change of control of our company or the removal of our management.

Classified Board of Directors

Our amended and restated articles of incorporation provide for the division of our board of directors into three classes of directors, with each class as nearly equal in number as possible, serving staggered, three-year terms beginning upon the expiration of the initial term for each class. Approximately one-third of our board of directors will be elected each year. This classified board provision could discourage a third party from making a tender offer for our shares or attempting to obtain control of us. It could also delay shareholders who do not agree with the policies of our board of directors from removing a majority of our board of directors for up to two years.

Business Combinations

Although the BCA does not contain specific provisions regarding “business combinations” between corporations organized under the laws of the Republic of the Marshall Islands and “interested shareholders,” our amended and restated articles of incorporation include these provisions.  Our amended and restated articles of incorporation contain provisions which prohibit them from engaging in a business combination with an interested shareholder for a period of three years after the date of the transaction in which the person became an interested shareholder, unless:

●
prior to the date of the transaction that resulted in the shareholder becoming an interested shareholder, our board approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

●
upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced;

●
on or subsequent to the date of the transaction that resulted in the shareholder becoming an interested shareholder, the business combination is approved by the board and authorized at an annual or special meeting of shareholders by the affirmative vote of at least 66 ⅔% of the outstanding voting stock that is not owned by the interested shareholder; or

●	the shareholder is Peter C. Georgiopoulos or an affiliate or associate thereof.

For purposes of these provisions, a “business combination” includes mergers, consolidations, exchanges, asset sales, leases and other transactions resulting in a financial benefit to the interested shareholder and an “interested shareholder” is any person or entity that beneficially owns 15% or more of our outstanding voting stock and any person or entity affiliated with or controlling or controlled by that person or entity.

Election and Removal of Directors

Our amended and restated articles of incorporation prohibit cumulative voting in the election of directors. Our amended and restated bylaws require parties other than the board of directors to give advance written notice of nominations for the election of directors. Our articles of incorporation also provide that our directors may be removed only for cause and only upon the affirmative vote of at least 80% of the outstanding shares of our capital stock entitled to vote for those directors or by a majority of the members of the board of directors then in office. These provisions may discourage, delay or prevent the removal of incumbent officers and directors.

Limited Actions by Shareholders

Our amended and restated articles of incorporation and our amended and restated bylaws provide that any action required or permitted to be taken by our shareholders must be effected at an annual or special meeting of shareholders or by the unanimous written consent of our shareholders. Our amended and restated articles of incorporation and our amended and restated bylaws provide that, subject to certain exceptions, only our board of directors may call special meetings of our shareholders and the business transacted at the special meeting is limited to the purposes stated in the notice.  Accordingly, a shareholder may be prevented from calling a special meeting for shareholder consideration of a proposal over the opposition of our board and shareholder consideration of a proposal may be delayed until the next annual meeting.

Advance Notice Requirements for Shareholder Proposals and Director Nominations

Our amended and restated bylaws provide that shareholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of shareholders must provide timely notice of their proposal in writing to the corporate secretary.  Generally, to be timely, a shareholder's notice must be received at our principal executive offices not less than 90 days nor more than 150 days before the first anniversary of the preceding year's annual meeting of shareholders.  Our amended and restated bylaws also specify requirements as to the form and content of a shareholder's notice. These provisions may impede a shareholder's ability to bring matters before an annual meeting of shareholders or make nominations for directors at an annual meeting of shareholders.

Amendments to Articles of Incorporation

Our amended and restated articles of incorporation require the affirmative vote of the holders of not less than 80% of the shares entitled to vote in an election of directors to amend, alter, change or repeal the following provisions in our amended and restated articles of incorporation:

●	the classified board and director removal provisions;

●	the requirement that action by written consent of the shareholders be taken by unanimous written consent;

●	limitations on the power of our shareholders to amend the amended and restated by-laws;

●	the limitation on business combinations between us and interested shareholders; and

●	the provisions requiring the affirmative vote of the holders of not less than 80% of our shares entitled to vote in an election of directors to amend the foregoing provisions.

This requirement makes it more difficult for our shareholders to make changes to the provisions in the amended and restated articles of incorporation that could have anti-takeover effects.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
3.1
Amended and Restated Articles of Incorporation of General Maritime Corporation (incorporated by reference to Exhibit 3.1 to General Maritime Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

3.2
Amended and Restated Bylaws of General Maritime Corporation (incorporated by reference to Exhibit 3.1 to General Maritime Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

4.1
Form of Specimen Stock Certificate (incorporated by reference to Exhibit 4.1 to General Maritime Corporation’s Registration Statement on Form S-4/A filed with the Securities and Exchange Commission on October 3, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Chief Financial Officer and Executive Vice President

Date:  April 7, 2009

EXHIBIT INDEX

Exhibit Number	Description
3.1
Amended and Restated Articles of Incorporation of General Maritime Corporation (incorporated by reference to Exhibit 3.1 to General Maritime Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

3.2
Amended and Restated Bylaws of General Maritime Corporation (incorporated by reference to Exhibit 3.1 to General Maritime Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2008).

4.1
Form of Specimen Stock Certificate (incorporated by reference to Exhibit 4.1 to General Maritime Corporation’s Registration Statement on Form S-4/A filed with the Securities and Exchange Commission on October 3, 2008).